                                                                   Exhibit 10.4

                                LEASE AGREEMENT
                                ---------------

                                    between

                              HUNTERS SQUARE, INC.
                              --------------------

                                      and

                                 ALPHABET, INC.
                                 --------------

                               TABLE OF CONTENTS
                               -----------------

ARTICLE NO.                        TITLE                        PAGE NO.
        1       Parties                                            1
                     1.1        Landlord                           1
                     1.2        Tenant                             1
        2       Basic Lease Provisions                             1
                     2.1        Office Building                    1
                     2.2        Premises                           1
                     2.3        Term                               1
                     2.4        Minimum Rent                       1
                     2.5        Security Deposit                   1
                     2.6        Permitted Use                      1
                     2.7        Tax Charge                         1
                     2.8        CAM Charge                         1
                     2.9        Insurance Charge                   1
                     2.10       Monthly Payment Total              1
                     2.11       Price Index                        1
                     2.12       CPI Increase Formula               2
                     2.13       Floor Area                         2
        3       Demise                                             2
        4       Tern                                               2
        5       MinImum Rent                                       2
        6       Security Deposit                                   2
        7       Real Estate Taxes                                  3
        8       Use                                                3
        9       Rules and Regulations                              3
        10      Conduct of Business                                3
        11      Signs                                              4
        12      Property in the Premises                           4
        13      Trade Fixtures                                     4
        14      Alterations                                        4
        15      Liens                                              5
        16      Common Areas                                       5
        17      Utilities                                          5
        18      Maintenance                                        6
        19      Assignment and Subletting                          6
        20      Insurance                                          7
        21      Fire or Other Casualty                             8
        22      Eminent Domain                                     8
        23      Subordination, Attornment and
                    Mortgagee's Approval                           9
        24      Estoppel Certificate                               9
        25      Bankruptcy                                        10
        26      Default                                           10
        27      Surrender of Premises                             11
        28      Holding Over                                      12
        29      Access to Premises                                12
        30      Quiet Enjoyment                                   12
        31      Waiver                                            12
        32      Notices and Payments                              12
        33      Relationship of Parties                           13
        34      Exoneration of Individuals                        13
        35      Administrative Fee                                13
        36      Interpretation of Lease Provisions                13

                                     LEASE

THIS LEASE AGREEMENT (the "Lease") is made this 6th day of July, 1988, by and between the parties named in Article 1, which parties, in consideration of the mutual covenants herein set forth, do hereby agree as herein specified.

                               ARTICLE 1. PARTIES
                              -------------------

1.1     Landlord:                                   1.2  Tenant:
        HUNTERS SOUARE, INC.                        ALPHABET, INC.
        ------------------------------              ---------------------------
        ------------------------------
        herein called "Landlord",                   herein called "Tenant",
        whose address is:                           whose address is:
        Post Office Box 8827                        9400 East Market Street
        ------------------------------              ---------------------------
        Warren, Ohio  44484                         Warren, Ohio  44484
        ------------------------------              ---------------------------

                ARTICLE 2. BASIC LEASE PROVISIONS AND DEFINITIONS
                -------------------------------------------------

The following are presented for the convenience of the parties and include a summary of the basic terms of this Lease. Each reference in this Lease to one of the following provisions shall be construed to incorporate all of the terms provided for under such provisions:

2.1             Building        HUNTERS SQUARE  located
                --------        --------------
at      8700 East Market Street,  in  the      Township
        ------------------------          --------------------
of   Howland     ,  County of   Trumbull      ,  and  State of Ohio, as
  --------------             -----------------
shown on Exhibit A, attached hereto and made a part hereof.

2.2     PREMISES        (Article 3)      Suite  No.  1    containing
                                                   -------
approximately  6,240    square feet (Floor Area).
              ---------

2.3     TERM     (Article 4)     Five              (  5  )
                             ---------------------   ----
lease   years   beginning  July 1, 1988   ("Commencement  Date") and
                           --------------
ending  June 30, 1993   , with two (2) five year options.
       -----------------

2.4             RENT    (Article 5)  Sixty Two Thousand-Four Hundred and
                                   --------------------------------------
00/100-Dollars ($___62,400.00) per lease year, payable in advance monthly
installments of Five Thousand-Two Hundred and 00/100    Dollars
               -----------------------------------------
($  5,200.00    ) each, subject to adjustment as hereinafter provided.
-----------------

2.6     PERMITTED USE  (Article 8) Only for the:
Use of general corporate offices.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
under the name of       ALPHABET, INC.
                 --------------------------------------------------------------.

2.7     TAX CHARGE      (Article 7) Initial monthly payment: $___260.00
2.8     CAM CHARGE      (Article 16) Initial monthly payment: $__312.00
2.9     INSURANCE  CHARGE  (Article  20.5)      Initial  monthly payment:
$ 78.00.

2.10 MONTHLY PAYMENT TOTAL Initial monthly total of items set forth above in 2.4, 2.7, 2.8, and 2.9: $___5,850.00

2.11 PRICE INDEX Price Index, as used in this Lease, shall mean the Consumer Price Index, All Urban Consumers (U. S. City Average) as compiled by the Bureau of Labor Statistics, United States Department of Labor, which became effective January, 1978. If such Price Index should in the future be compiled on a different basis, appropriate adjustments will be made for purposes of computations. If the United States Department of Labor 'no longer compiles and publishes such Price Index, any comparable index published by any other branch or department of the federal government shall be used for the purpose of


                                     (1)
computing the adjustments herein provided for, and if no such index is compiled and published by any branch or department of the federal government, the statistics reflecting cost of living changes, as compiled by any institution, organization or individual, generally recognized as an authority by financial and insurance institutions shall be used as a basis for such adjustments.

2.12 CPI INCREASE FORMULA CPI Increase Formula, as used in this Lease, shall refer to the following determination: using the Price Index applicable on the first day of the month in which this Lease was executed as the denominator and the index number for the first month of each lease year or other period being adjusted as the numerator, multiply said resulting fraction times the payment being adjusted.

2.13 FLOOR AREA The area determined by measuring from the exterior faces of all outside walls and the centerline of common walls.

                               ARTICLE 3. DEMISE
                               -----------------

3.1 Landlord hereby leases to Tenant, and the Tenant hereby rents from the Landlord, the Premises.

3.2 Tenant acknowledges and agrees that it has examined the Premises and knows the present condition thereof and accepts the Premises in its "as is" condition and that no representations as to the condition or repair of said Premises were made by Landlord or anyone on Landlord's behalf at any time prior to the execution of this Lease.

                                ARTICLE 4. TERM
                                ---------------

4.1 To have and to hold the Premises for the Term. In the event that the date the Tenant is granted possession of the Premises is later than the Commencement Date, the parties agree that such later date shall be the Commencement Date of the Term.

4.2     See attached page 2A.

                                ARTICLE 5. RENT
                                ---------------

5.1 Tenant shall pay to Landlord the Rent on or before the first day of each calendar month during the Term of this Lease.

5.2 In the event any installment of Rent or other charges accruing under this Lease shall become overdue, a "Late Charge" of five ($.05) cents for each dollar so overdue may be charged by Landlord for the purpose of defraying the expense incident to handling such delinquent payment.

                          ARTICLE 6. SECURITY DEPOSIT.
                          ----------------------------

RENEWAL OPTION CLAUSE
---------------------

Provided Tenant is not in default and is in full operation during the entire final year of the initial term of this Lease, Tenant, at its option, shall be entitled to renew this Lease for two ( 2 ) additional term(s) of five ( 5 ) year(s) (each) by giving a written notice of its intention to do so to the Landlord one (1) year before the end of the term of this Lease, or one (1) year before the end of the next prior renewal period, if it has been exercised. Said renewal(s) shall be upon all the terms and provisions of this Lease, except that the Minimum Rent in effect for the last year of the initial term shall be adjusted in accordance with the CPI Increase Formula as of the first day of each renewal term (but in no event shall the Minimum Rent during the renewal period be less than the Minimum Rent for the last year of the initial term).

                                     (2)

                         ARTICLE 7. REAL ESTATE TAXES.
                         -----------------------------

7.1 Beginning with the Commencement Date, Tenant shall pay a "Tax Charge" as its proportionate share of the "Real Estate Tax Expense" which shall include all real estate taxes and assessments both general and special imposed by federal, state or local governmental authority or any other taxing authority having jurisdiction over the Building, against the land, buildings and all other improvements within the Building, together with any and all expenses incurred by Landlord in negotiating, appealing or contesting such taxes and assessments. Real Estate Tax Expense shall include the face amount of real estate taxes but shall not include any additional charges or penalties incurred by Landlord due to late payment of real estate taxes. Tenant's Tax Charge shall be computed by multiplying the total of such Real Estate Tax Expense by a fraction whose numerator is the Floor Area of Tenant's Premises and whose denominator is the number of square feet of Gross Leasable Area within that portion of the Building included within the tax statement. Any dispute as to the areas used in determining the Real Estate Tax Expense shall be resolved by certification of Landlord's architect.

7.2 Landlord shall annually estimate and adjust Tenant's Tax Charge based on charges in the amount of the Real Estate Tax Expense.

7.3 If this Lease terminates (other than by reason of Tenant's default) during a tax year, Tenant's obligation for Real Estate Tax Expense with respect thereto shall be appropriately pro rated.

                                 ARTICLE 8. USE
                                 --------------

8.1 Tenant agrees that the Premises shall be occupied by no other person or entity except upon and with the written consent of Landlord first had, and shall be used for the Permitted Use, and for no other purpose or use.

                       ARTICLE 9. RULES AND REGULATIONS.
                       ---------------------------------

        Landlord reserves the right from time to time to adopt and promulgate reasonable rules and regulations applicable to the Premises and the Building, including, but without limitation, the designation of certain areas for employee parking, and to amend and supplement such rules and regulations.

                        ARTICLE 10. CONDUCT OF BUSINESS.
                        --------------------------------

10.1 Tenant will keep the inside and outside of all glass in the doors and windows of the Premises clean; will keep all exterior and interior store front surfaces clean; will replace promptly at its own expense with glass of like kind and quality any plate glass or window glass of the Premises which may become cracked or broken; will not, without the consent in writing of Landlord, place or maintain any merchandise or other articles in any vestibule or entry of the Premises, on the sidewalks adjacent thereto or elsewhere on the exterior thereof; will maintain the Premises, at its own expense, in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; will not permit accumulations of garbage, trash or rubbish and other refuse, but will remove the same at its expense; will not burn any trash or garbage whatsoever; will not use or permit the use of any objectionable advertising medium within the Building or in any manner a'udible or visible outside the Premises; will not cause or permit objectionable odors to emanate from the Premises; will not solicit business or hold demonstrations in the parking or other Common Areas nor distribute any hand bills or other

                                      (3)
advertising matter to, in, or upon any automobiles parked in the parking areas or in any other Common Areas; will comply with all laws and ordinances and all valid, rules and regulations of governmental authorities and all recommendations of the Fire Underwriters Rating Bureau with respect to the use or occupancy of the Premises by Tenant. No auction, fire, liquidation, bankruptcy, or going-out-of-business sales shall be conducted in the Premises without the advance written consent of Landlord nor shall Tenant conduct its business in such a fashion as to give the impression such a prohibited sale is being conducted.

                               ARTICLE 11. SIGNS.
                               ------------------

11.1 Tenant agrees that it will not erect any signs without first obtaining Landlord's approval as to size, color, type and location of the permitted signs. Tenant agrees to maintain its signs in a good state of repair and save the Landlord harmless from any loss, cost or damage as a result of the erection, maintenance, existence or removal of the same and shall repair any damage which may have been caused by the erection, existence, maintenance or removal of such signs. Upon vacating the storeroom, the Tenant agrees, at its sole cost, to remove all signs and to repair all damage caused by such removal.

                     ARTICLE 12. PROPERTY IN THE PREMISES.
                     -------------------------------------

12.1 All leasehold or building improvements or additions shall, when installed or completed, attach to the freehold and become and remain the property of the Landlord. All store fixtures or trade fixtures and signs shall remain the property of the Tenant subject at all times to the Landlord's claim for rent and other sums which may become due to the Landlord under this Lease.

12.2 Tenant further agrees that all personal property of every kind or description which may at any time be in the Premises shall be at the Tenant's sole risk, or at the risk of those claiming under the Tenant. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by the acts or omissions of persons occupying any space adjacent to or adjoining Tenaht's Premises, or any part thereof. Landlord shall not be responsible or liable to Tenant for any loss or damage resulting to Tenant or its property or its business from roof leaks, water, gas, steam, fire, or the bursting, stoppage or leaking water and/or sewer pipes, or from the heating or plumbing fixtures, or from electric wires, or from gas or odors, or caused in any manner whatsoever.

                          ARTICLE 13. TRADE FIXTURES.
                          ---------------------------

13.1 All trade fixtures and equipment installed by Tenant in the Premises shall be new or completely reconditioned.

13.2 Tenant may, at the expiration of said term, remove all the Tenant's trade fixtures which can be removed without costly injury to, or undue defacement of said Premises, provided all rents stipulated herein are paid in full and Tenant is not otherwise in default hereunder, and that any and all damage to the Premises or to Landlord's premises (resulting from or caused by such removal) shall be promptly repaired at Tenant's expense.

                            ARTICLE 14. ALTERATIONS.
                            ------------------------

14.1 Tenant further covenants not to permit alterations of or upon any part of the Premises except by and with the written consent of the Landlord first had. Tenant further agrees, in the event of making such alterations as herein provided, to indemnify and save harmless the Landlord from all expense, liens, claims or damages to either persons or property or the Premises, arising out of or resulting from the undertaking or making of said alterations.

14.2 Any alterations made by Tenant shall consist of new material installed in a workmanlike manner and in compliance with all applicable laws and regulations.

                                       (4)

                               ARTICLE 15. LIENS.
                               ------------------

15.1 No work which Landlord permits Tenant to do or which Tenant is obligated to perform pursuant t9 this Lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanics' or other lien or encumbrance or charge shall be allowed against the right, interest or estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. In the event any mechanics or other lien shall at any time be filed against the Premises by reason of work or materials performed or furnished, or alleged to be performed or furnished, to Tenant or anyone holding the Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record by payment, deposit, bonding in an amount satisfactory to the Landlord, or by order of court of competent jurisdiction. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due or bonding or deposit procedure, and the amount so paid by Landlord including reasonable attorney's fees, with interest therein at the Default Rate, and costs and allowances, shall constitute additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

                            ARTICLE 16. COMMON AREAS
                            ------------------------

16.1 Landlord shall make available from time to time to service the Building such Common Areas as and to the extent Landlord shall alone from time to time deem appropriate. Common Areas shall be defined as including but not limited to any parking areas, driveways, service courts, access and egress roads, sidewalks, opened and enclosed courts and malls, landscaped and planted areas, fire corridors, meeting areas and public restrooms. Landlord shall operate, manage, equip, light, repair and maintain said Common Areas for their intended purposes in such manner as Landlord shall in its sole discretion from time to time determine, and may from time to time change the size, location, elevation, nature and/or use of any Common Areas and may make installations and/or construct or erect buildings, structures, booths therein or thereon and move or remove the same and shall have the right to retain revenue from income-producing events whether or not conducted for promotional purposes.

16.2 Tenant, its officers, employees, customers and invitees shall have the non-exclusive right in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use said Common Areas as designated by Landlord, subject to such rules and regulations as Landlord may impose. Landlord may at any time close any Common Area to make repairs or changes or to prevent the acquisition of public rights in such area or to discourage noncustomer parking. Tenant agrees to cause its employees to park in such areas as may be designated by Landlord for "Employee Parking".

16.3 Tenant shall pay to Landlord a "CAM Charge" as its proportionate share of the cost and expense to Landlord of operating, maintaining and repairing said Common Areas (hereinafter referred to as "Common Area Maintenance Costs"). The initial monthly payment shall be adjusted effective on the first day of the first month of the second lease year and on the first day of the first month of each lease year thereafter in accordance with the CPI Increase Formula.

                             ARTICLE 17. UTILITIES.

17.1 From the date Tenant is given possession of the Premises, Tenant agrees to pay for all utility services rendered or furnished to the Premises including gas, water, electricity, sprinkler charges assessed by any governmental. authority, fire line charges, sewer rental, sewage treatment facilities and the like, together with all taxes levied or other charges on such utilities and governmental charges based on utility consumption, standby utility capacity or potential utility use. Any such charges for services supplied by Landlord, or charges for utilities which may be rebilled by the


                                       (5)

Landlord, shall be due and payable within ten (10) days after billings therefor are rendered to Tenant. In no event shall Landlord be liable for the quality, quantity, failure or interruption of such services to the Premises.

                            ARTICLE 18. MAINTENANCE.
                            ------------------------

18.1 Landlord covenants and agrees to keep and maintain (except as hereinafter set forth), the roof and other structural and exterior portions of the Building; except, however, that Landlord shall not be responsible for the following: doors, door checks and operators and windows; reasonable wear and tear; and damage caused by any act or negligence of Tenant, its employees, agents, invitees, licensees or contractors. Other than as herein provided, Landlord shall not be responsible to make any other improvements or repairs of any kind in or upon the Premises.

18.2 Tenant covenants and agrees to keep and maintain at its own cost and expense in good order, condition and repair the Premises and every part thereof, except as hereinabove provided, including, but without limitation, the exterior and interior portions of all doors, door checks and operators, windows and plate glass, all plumbing and sewage facilities and electrical systems within the Premises, fixtures, air-conditioning and electrical equipment, and interior walls, floors and ceilings, signs and all interior building appliances and similar equipment. Tenant further agrees to replace any of said equipment when necessary at its own cost and expense. Tenant also covenants and agrees to be responsible for any damage to the Premises or to the Building, or any part thereof, including but not limited to the roof, caused by any act or negligence of Tenant, its employees, agents, invitees, licensees or contractors.

                     ARTICLE 19. ASSIGNMENT AND SUBLETTING.
                     --------------------------------------

19.1 Tenant covenants and agrees not to assign this Lease or to sublet the whole or any part of the Premises, or to permit any other persons to occupy same without the written consent of the Landlord first had. Any assignment or subletting, even with the consent of Landlord, shall not relieve Tenant from liability for payment of rent or other sums herein provided or for the obligation to keep and be bound by the terms, conditions and covenants of this Lease, notwithstanding the fact that this Lease may be amended by agreement between such assignee or subtenant and Landlord. In the event any assignment or subletting, even with the consent of Landlord, results in rental income or other lease charges in an amount greater than that provided for in this Lease, then such excess shall belong to the Landlord and shall be payable to Landlord as additional rental herein reserved. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or subletting of the Premises .

19.2 An assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights to assignees without the written consent of the Landlord first having been obtained .

19.3 Provided Tenant is a corporation, then if at any time during the term of this Lease any part or all of the corporate shares of Tenant shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present effective voting control of Tenant by the person or persons owning a majority of said corporate shares on the date of this Lease, Tenant shall promptly notify Landlord in writing of such change, and Landlord may terminate this Lease at any time after such change in control by giving Tenant ninety (90) days prior written notice of such termination.

                                      (6)

                             ARTICLE 20. INSURANCE.
                             ----------------------

20.1 Tenant covenants and agrees to provide on or before the commencement of the term and to keep in force during the entire term of this Lease: (1) comprehensive general liability insurance for the mutual benefit of Landlord and Tenant relating to the Premises and its appurtenances in an amount of not less than One Million ($1,000,000.00) Dollars in respect of personal injury or death and of not less than Five Hundred Thousand ($500,000.00) Dollars in respect of property damage, which insurance shall name Landlord as an additional insured;
(2) fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance in an amount adequate to cover the cost of replacement of all leasehold or building improvements in the Premises which were originally constructed or provided by or on behalf of Tenant as well as the cost of replacement of all fixtures, equipment, decorations, contents and personal property therein; and (3) plate glass insurance with respect to all plate and other glass in the Premises. Tenant agrees to deliver to Landlord at least fifteen (15) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of any such policy, either a duplicate original or a certificate and true copy of all policies procured by Tenant in compliance with its obligations hereunder, together with evidence of payment therefor.

20.2 All of the aforesaid insurance shall be written by one (1) or more responsible insurance . companies satisfactory to Landlord and shall contain endorsements that: (1) such insurance may not be canceled or amended with respect to Landlord (or its designee(s)), except upon ten (10) days written notice by registered mail to Landlord (and such designee(s)), by the insurance company; and (2) Tenant shall be solely responsible for payment of premiums for such insurance. In the event Tenant fails to furnish such insurance, the Landlord may obtain such insurance and the premiums shall be paid by Tenant to the Landlord upon demand.

20.3 Tenant will indemnify, save harmless, and defend Landlord from and against any and all claims and demands in connection with any accident, injury or damage whatsoever caused to any person or property arising directly or indirectly out of the Tenant's initial construction, alteration, renovation, remodeling and/or fixturing of the Premises (whether or not occurring prior to the Commencement Date hereof), or out of the business conducted in the Premises or occurring in, on or about the Premises or any part thereof, or arising directly or indirectly from any act or omission of Tenant or any of its contractors, subcontractors or concessionaires or subtenants or their respective licensees, servants, agents, employees, contractors or subcontractors, and from and against any and all costs, expenses and liability incurred in connection with any such claim or proceeding brought thereon. The comprehensive general liability coverage maintained by Tenant pursuant to Subsection A above shall specifically insure the contractual obligations of Tenant as set forth herein.

20.4 Each insurance policy carried by Landlord or Tenant and insuring all or any part of the Building, the Premises, including improvements, alterations and changes in and to the Premises made by either of them and Tenant's trade fixtures and contents therein, shall be written in a manner to provide that the insurance company waives all right of recovery by way of subrogation against Landlord or Tenant, as the case may be, in connection with any loss or damage to the Premises, property or businesses building and contents caused by any of the perils covered by fire and extended coverage, and business interruption insurance, or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it. So long as the policy or policies involved can be so written and maintained in etfect, neither Landlord nor Tenant shall be liable to the other for any such loss or damage, provided, however, that the foregoing waivers of liability given by Landlord and Tenant to each other shall apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued.

                                       (7)

20.5 Landlord agrees to maintain: (1) comprehensive general liability insurance relating to the Building and its Common Areas on an occurrence basis in the minimum amount of One Million Dollars ($1,000,000.00); (2) fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance to the extent of the replacement value of the buildings and improvements originally constructed by Landlord. Tenant agrees to pay to Landlord as its share of the cost of such insurance during each month, the Insurance Charge. The initial monthly payment shall be adjusted effective on the first day of the first month of the second lease year and on the first day of the first month of each lease year thereafter in accordance with the CPI Increase Formula.

                      ARTICLE 21. FIRE OR OTHER CASUALTY.
                      -----------------------------------

21.1 Should the Premises (or any part thereof) be damaged or destroyed by fire or other casualty insured under the standard fire and casualty insurance policy with approved standard extended coverage endorsement applicable to the Premises, Landlord shall, except as otherwise provided herein, and to the extent it recovers proceeds from such insurance, repair and/or rebuild the same with reasonable diligence. Landlord's obligation hereunder shall be limited to the building and improvements originally provided by Landlord at the Commencement Date of the term of this Lease. Landlord shall not be obligated to repair, rebuild or replace any property belonging to Tenant or any improvements to the Premises furnished by Tenant. If there should be a substantial interference with the operation of Tenant's business in the Premises as a result of such damage or destruction which requires Tenant to temporarily close its business to the public, the Rent shall abate but only to the extent of the proceeds actually received by Landlord under its rent insurance policy. Unless this Lease is terminated by Landlord as hereinafter provided, Tenant shall, at its cost and expense, repair, restore, redecorate and refixture the Premises and restock the contents thereof in a manner and to at least a condition equal to that existing prior to such damage or destruction, except for the building and improvements to be reconstructed by Landlord as above set forth, and the proceeds of all insurance carried by Tenant on the property, decorations and improvements' as well as fixtures and contents in the Premises shall be held in trust by Tenant for such purposes. Tenant agrees to commence such work within ten (10) days after the date of such damage or destruction or the date Landlord completes any reconstruction required to be completed by it pursuant to the above, whichever date is later, and Tenant shall diligently pursue such work to its completion. Tenant further agrees that all such work required of it shall be done within a period of sixty (60) days after it is required to commence such work.

21.2 Notwithstanding anything to the contrary contained in the preceding subsection A or elsewhere in this Lease, Landlord at its option, may terminate this Lease on thirty (30) days notice to Tenant, given within ninety (90) days after the occurrence of any damage or destruction if: (1) the Premises are damaged or destroyed as a result of a risk which is not covered by Landlord's insurance, or (2) the Premises be damaged and the cost to repair the same shall be more than twenty-five (25%) percent of the cost of replacement thereof, or
(3) the Premises are damaged during the last two (2) years of the term, or (4) the Building shall be damaged to the extent of twenty-five (25%) percent or more of the then monetary value thereof (whether the Premises are damaged or not).

                          ARTICLE 22. EMINENT DOMAIN.
                          ---------------------------

22.1 If the whole or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain, condemnation or expropriation or in the event of a conveyance in lieu thereof, then this Lease shall terminate on the date when Tenant is required to yield possession thereof.

22.2 If more than twenty (20%) percent of (a) the Floor Area of the Building, or
(b) the Common Areas, shall be taken or conveyed as aforesaid, Landlord shall have the right, at its option, to be

                                       (8)
exercised by notice in writing delivered to Tenant, to terminate this Lease effective, at the option of Landlord, either upon the date title vests in the condemning authority, or upon the date Landlord is required to deliver possession of the part taken or conveyed.

22.3 In the event of a taking under the power of eminent domain of the Premises, Common Areas, or any other portion of the Building, whether whole or partial, all compensation awarded for such taking of the fee and leasehold estate, or consideration paid for a conveyance in lieu of condemnation, as damages or otherwise, shall belong to and be the property of Landlord, except that Tenant shall be entitled to recover from the condemning authority, but not from Landlord, such amounts as may be separately awarded to Tenant for removal expenses , business dislocation damages and moving expenses, provided no such claim shall diminish or adversely affect Landlord's award. Tenant hereby assigns to Landlord all right, title and interest of Tenant in and to any award made for leasehold damages and/or diminution in the value of Tenant's leasehold estate.

                   ARTICLE 23. SUBORDINATION, ATTORNMENT AND
                   -----------------------------------------
                            MORTGAGEE'S APPROVAL.
                            ---------------------

23.1 The Landlord reserves the right and privilege to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the said Premises and on the land and buildings of which said Premises are a part, or upon any buildings hereafter placed upon the land of which the Premises are a part (the holder of any such mortgage hereinafter referred to as mortgagee), and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations and replacements thereof.

23.2 Tenant covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees, and hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument or instruments for and in the name of Tenant in the event Tenant shall fail to execute such instrument or instruments within ten (10) days after written notice to do so.

23.3 Tenant shall, in the event of the sale or assignment of Landlord 5 interest in the Building, or in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under any mortgage covering the Building, attorn to and recognize such purchaser or mortgagee as Landlord under this Lease, and in any such events, Landlord named herein shall not thereafter be liable on this Lease.

23.4 If any mortgagee shall have given prior written notice to Tenant that it is a holder of a mortgage as described in the first paragraph of this Article and such notice includes the address to which notices to such mortgagee are to be sent, then Tenant agrees to give to such mortgagee notice simultaneously with any notice given to Landlord to correct any default of Landlord as hereinabove provided and agrees that the mortgagee shall have the right, within sixty (60) days after receipt of said notice, to correct or remedy such default before Tenant may take any action under this Lease by reason of such default .

                       ARTICLE 24. ESTOPPEL CERTIFICATE.
                       ---------------------------------

24.1 At any time, and from time to time, upon the written request of Landlord or any mortgagee, Tenant, within ten (10) days of the date of such written request, agrees to execute and deliver to Landlord and/or such mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the Commencement and expiration dates of the term of this Lease; (c) certifying that Tenant is in occupancy of the Premises and that this Lease is in full force and effect and has not been modified, assigned, supplemented or amended, except by such writings as shall be stated; (d) certifying that all conditions and

                                       (9)
agreements under this Lease to be satisfied and performed have been satisfied and performed, except as shall be stated; (e) certifying that Landlord is not in default under this Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rental, if any, paid by Tenant and the date to which rental has been paid; (g) reciting the amount of security deposited with Landlord, if any; and (h) any other information which Landlord or the mortgagee shall require.

                            ARTICLE 25. BANKRUPTCY.
                            -----------------------

25.1 Tenant covenants and agrees that if, at any time, Tenant becomes a debtor under the Bankruptcy Code or is adjudged bankrupt or insolvent under the laws of any state, or makes a general assignment for the benefit of creditors, or if a receiver of Tenant's property in the Premises is appointed and shall not be discharged within thirty (30) days of such appointment, then Landlord may, at its option, declare this Lease terminated and shall forthwith be entitled to immediate possession of the Premises except that if any such proceedings are pursuant to the Bankruptcy Code, then Landlord shall be entitled to all the rights and remedies accorded landlords, including without limitation those set forth in said Bankruptcy Code.

25.2 If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code to the extent provided in the Assignment Clause of this Lease, any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment, shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assignment.

                              ARTICLE 26. DEFAULT.
                              --------------------

26.1 All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other rights or remedies allowed by law or in equity. The occurrence of any of the following shall constitute a default and breach of this Lease by Tenant:

                A. If Tenant shall fail, neglect or refuse to pay any installment of fixed Rent at the time and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof, and if any such default should continue for a period of more than ten (10) days; or if

                B. Tenant shall abandon or vacate the Premises or shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained, and in the event any such default shall continue for a period of more than ten
         (10) days after notice thereof is given in writing to Tenant by Landlord (provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice, Tenant shall be deemed to have complied with such notice so long as it has commenced to comply with said notice within the period set forth in the notice and is diligently prosecuting compliance of said notice); or if

                C. Tenant shall repeatedly be late in the payment of rent or other sums or charges due Landlord under this Lease or shall repeatedly default in the keeping, observing, or performing of

                                      (10)
         any other covenants or agreements herein contained to be kept, observed or performed by Tenant (provided notice of payment or other defaults shall have been given to Tenant, but irrespective of whether or not Tenant shall have timely cured any such payment or other defaults of which notice was given).

26.2 In the event of any such default or breach of this Lease by Tenant, Landlord shall have the right and option to declare the entire Rent due for the balance of the term hereof immediately due and payable by Tenant, and shall have any or all of the remedies hereinafter set forth, and further, in the event of such default or breach of this Lease by Tenant, the Tenant does hereby authorize and fully empower Landlord or Landlord's agent to cancel or anul this Lease at once and reenter and remove all persons and their property, and such property may be stored in a public warehouse or elsewhere at the cost of the Tenant, all without service of notice or resort to legal process and without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used by Landlord.

26.3 Any payment required to be made by Tenant under the provisions of this Lease not made by Tenant when and as due shall thereupon be deemed to be due and payable by Tenant to Landlord on demand with interest thereon from the date when the particular amount became due to the date of payment thereof to Landlord. The aforesaid interest shall be at the rate of two (2%) percent above the prime interest rate per annum announced from time to time by AmeriTrust Company National Association, Cleveland, Ohio ("Default Rate").

26.4 The Landlord may, however, at its option, at any time after such default or violation of condition or covenant, reenter and take possession of said Premises and remove said property without such re-entry working a forfeiture of the rents to be paid and the covenants, agreements and conditions to be kept and performed by Tenant for the full term of this Lease. In such event, Landlord shall have the right, but not the obligation, to divide or subdivide the Premises in any manner Landlord may determine and to lease or let the same or portions thereof for such periods of time and at such rentals and for such use and upon such covenants and conditions as Landlord may elect, applying the net rentals from such letting first to the payment of Landlord's expenses incurred in dispossessing Tenant and the cost and expense of making such improvements, alterations and repairs in the Premises as may be necessary in order to enable Landlord to relet the same, and to the payment of any brokerage commissions or other necessary expenses of Landlord in connection with such reletting. The balance, if any, shall be applied by Landlord from time to time on account of the payments due or payable by Tenant hereunder with the right reserved to Landlord to bring such action or proceedings for the recovery of any deficits remaining unpaid as Landlord may deem favorable from time to time without obligation to await the end of the term hereof for the final determination of Tenant's account.

                       ARTICLE 27. SURRENDER OF PREMISES.
                       ----------------------------------

27.1 Tenant covenants and agrees to vacate, remove from and deliver up and surrender the possession of the Premises to Landlord upon the expiration of the term or upon the expiration of any extension or renewal thereof, without any specific notice to vacate, and upon any earlier termination of this Lease, as herein provided, in as good condition and repair as the same shall be at the commencement of said term or may have been put by the Landlord during the continuance thereof, ordinary wear and tear alone excepted. Tenant shall be considered in possession of the Premises and responsible for payment of rental and all other charges hereunder until such time as it has complied with the provision of this Article and shall have delivered all keys to the Premises to Landlord. Any cost or expense incurred by Landlord in cleaning the Preipises or for damage caused by the Tenant may be charged against Tenant and/or deducted from the Security Deposit. Tenant agrees to give to Landlord written notice of its intention to terminate its tenancy and its possession rights under this Lease at the expiration of the term, such notice to be given at least six (6) months prior to the term expiration date.

                                      (11)

                           ARTICLE 28. HOLDING OVER.
                           -------------------------

28.1 In the event Tenant remains in possession of all or any part of the Premises (or fails to deliver the keys to Landlord as above required) after the expiration of the term of this Lease or any renewal thereof, Tenant shall be deemed to be occupying the Premises as a tenant from month to month at a monthly rental equal to twice the sum of (i) the monthly installment of Rent payable during the last month of the term or any extension or renewal that was in effect, and (ii) one-twelfth (1/12th) of all items of additional rent or other charges payable or paid during the last lease year. Such continued occupancy shall not defeat Landlord's rights to regain possession of the Premises.

                        ARTICLE 29. ACCESS TO PREMISES.
                        -------------------------------

29.1 Tenant further agrees to permit the Landlord or the Landlord's agents to inspect or examine the Premises at any reasonable time, and to permit the Landlord to make such repairs or improvements to the building of which the Premises are a part that the Landlord may deem desirable or necessary for its preservation and which the Tenant has not covenanted herein to do or has failed to do. In the event of an emergency, Landlord shall have the right to enter the Premises without Tenant's permission.

29.2 Tenant further agrees that on and after ninety (90) days next preceding the expiration of the term of this Lease the Landlord or its agents shall have the right to show the Premises to potential tenants, and to place notices offering the Premises "To Let" or "For Sale" on the front of the Premises or any part thereof.

                          ARTICLE 30. QUIET ENJOYMENT.
                          ----------------------------

30.1 Landlord covenants and agrees that if the Tenant shall perform all of the covenants and agreements herein stipulated to be performed on the Tenant's part, the Tenant shall, at all times during said term, have the peaceable and quiet enjoyment and possession of the Premises without any manner of hindrance from the Landlord or any persons lawfully claiming through the Landlord.

                              ARTICLE 31. WAIVER.
                              -------------------

31.1 No waiver of any covenant or condition or of the breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition, nor to justify or authorize the nonobservance on any other occasion of the same or any other covenant or condition hereof; nor shall the; acceptance of rent or other payment by the Landlord at any time when the Tenant is in default under any covenant or condition hereof be construed as a waiver of such default or of the Landlord's right to terminate this Lease on account of such default; nor shall any waiver or indulgence granted by the Landlord to the Tenant be taken as an estoppel against the Landlord.

                       ARTICLE 32. NOTICES AND PAYMENTS.
                       ---------------------------------

32.1 Any bill, statement, notice, communication or payment which Landlord or Tenant may desire to be required to give to the other party shall be in writing and shall be sent to the other party by registered or certified mail to the address specified in the opening paragraph of this Lease or to such other address as either party shall have designated to the other by like notice, and the time of the rendition of such shall be when same is deposited in an official United States Post Office, postage prepaid.

32.2 All payments required under this Lease are to be paid in legal tender and lawful money of the United States or the equivalent, at Landlord's above specified address.

                                      (12)

                               AMENDMENT TO LEASE
                               ------------------

        THIS AMENDMENT TO LEASE made and entered into this 30th day of June, 1996, by and between HUNTERS SQUARE INC. (hereinafter called "Landlord") , and ALPHABET INC. (hereinafter called "Tenant"),

        WHEREAS, Landlord and Tenant entered into a Lease Agreement (the "Lease") dated January 11, 1995, for a suite containing 15,300 square feet in the building known as Hunter Square I located at 8700 E.
Market Street, Warren, Ohio; and

        WHEREAS, Landlord and Tenant are desirous of amending certain provisions set forth in the Lease.

        NOW THEREFORE, for mutual valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. 2.2 (Article 3) PREMISES Square footage is increased to 15,300.

         2. 2.4 (Article 5) RENT is amended to provided for a revised rental of One Hundred Fifty Eight Thousand-Seven Hundred Sixty and 00/100 Dollars ($158,760.00) per lease year payable in advance monthly installments of Thirteen Thousand-Two Hundred Thirty and 00/100 Dollars $13,230.00) each.

         3. 2.7 (Article 7) TAX CHARGE is amended to provide for a revised monthly Tax Charge of $1,147.50 subject to the terms of the original lease.

         4. 2.8 (Article 16) CAM CHARGE is amended to provide for a revised monthly CAM Charge of $1,185.75 subject to the terms of the original lease.

         5. 2.9 (Article 20.5) INSURANCE CHARGE is amended to provide for a revised monthly Insurance Charge of $191.25 subject to the terms of the original lease.

         6. 2.10 Monthly Payment Total is $15,754.50.

         7. The effective date of this Amendment is 6/30/96

         Except as herein Specifically modified, supplemented and amended, all the terms, covenants and conditions of the Lease shall remain in full force and effect and, together with the terms and conditions of this Amendment to Lease, shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Landlord and the Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to Lease to be signed upon the day and year first above written.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the Landlord and Tenant have caused this Lease to be signed and sealed as of the day and year first above written.

Signed in the presence of:                  LANDLORD: HUNTERS SQUARE,
INC.

-----------------------------               /s/ Carter P. Lewis, Treasurer
                                            ------------------------------
-----------------------------               TENANT: ALPHABET, INC.

-----------------------------                ---------------------------
                                             By: /s/ David L. Thomas
-----------------------------                    -----------------------
                                                 David L. Thomas

                               AMENDMENT TO LEASE
                               ------------------

        THIS AMENDMENT TO LEASE made and entered into this 20th day of November, 1990, by and between HUNTERS SQUARE, INC. an Ohio Corporation (hereinafter called "landlord"), and ALPHABET, INC. (herein after called "Tenant").

        WHEREAS, Landlord and Tenant entered into a Lease Agreement (the "Lease") dated July 6, 1988, for a suite in the office building known as Suite No. 1 containing approximately 6,240 square feet in the building known as Hunters Square located at 8700 East Market Street, Howland Township, Trumbull County, Ohio; and

        WHEREAS Landlord and Tenant are desirous of amending certain provisions set forth in the Lease and Amendment to Lease dated June 28, 1989.

        NOW, THEREFORE, for mutual valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. Article 2.2 is modified to increase the Floor Area of the Premises to 9,940 square feet.

         2. Article 2.4 is amended to provide for a revised rental of Ninety Nine Thousand-Three Hundred Ninety Six and 00/100 Dollars ($99,396.00) per lease year, payable in advance monthly installments of Eight Thousand Two Hundred Eighty Three and 00/100 Dollars ($8,283.00).

         3. Article 2.7 is amended to provide for a revised monthly Tax Charge of $701.67.

         4. Article 2.8 is amended to provide for a revised monthly CAM Charge of $596.07.

         5. Article 2.9 is amended to provide for a revised monthly Insurance Charge of $89.84.

         6. Article 2.10 is amended to provide for a monthly payment total of items set forth in Articles 2.4, 2.7, 2.8 and 2.9 of $9,670.58.

         7. The effective date of this Amendment is December 1, 1990.

         Except as herein specifically modified, supplemented and amended, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and, together with the terms and conditions of this Amendment to Lease, shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Landlord and the Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to Lease to be signed upon the day and year first above written.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the Landlord and Tenant have caused this Lease to be signed and sealed as of the day and year first above written.

Signed in the presence of:                LANDLORD:  HUNTERS SQUARE, INC.

                                          /s/ Carter P. Lewis
------------------------------            -------------------------------------
                                          Carter P. Lewis, Treasurer
------------------------------


                                           TENANT:  ALPHABET, INC.

                                          /s/ David L. Thomas
------------------------------            -------------------------------------
                                          David L. Thomas, President
------------------------------

                               AMENDMENT TO LEASE
                               ------------------

                 THIS AMENDMENT TO LEASE made and entered into this 28th day of June, 1989, by and between HUNTERS SQUARE, INC. an Ohio Corporation hereinafter called "Landlord"), and ALPHABET, INC. (hereinafter called "Tenant").

                 WHEREAS, Landlord and Tenant entered into a Lease Agreement (the "Lease") dated July 6, 1988, for a suite in the office building known as Suite No. 1 containing approximately 6,240 square feet in the building known as Hunters Square located at 8700 East Market Street, Howland Township, Trumbull County, Ohio; and

                 WHEREAS, Landlord and Tenant are desirous of amending certain provisions set forth in the Lease.

                 NOW, THEREFORE, for mutual valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                 1. Article 2.2 is modified to increase the Floor Area of the Premises to 9,360 square feet.

                 2. Article 2.4 is amended to provide for a revised rental of Ninety Three Thousand-Six Hundred and 00/100 Dollars (93,600.00) per lease year, payable in advance monthly installments of Seven Thousand Eight Hundred and 00/100 Dollars ($7,800.00).

                 3. Article 2.7 is amended to provide for a revised monthly Tax Charge of $ 663.00.

                 4. Article 2.8 is amended to provide for a revised monthly CAM Charge of $ 507.00.

                 5. Article 2.9 is amended to provide for a revised monthly Insurance Charge of $ 78.00.

                 6. Article 2.10 is amended to provide for a monthly payment total of items set forth in Articles 2.4, 2.7, 2.8 and 2.9 of $9,048.00. Commencing

                 7. The effective date of this Amendment is July 1, 1989.

                 Except as herein specifically modified, supplemented and amended, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and, together with the terms and conditions of this Amendment to Lease, shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Landlord and the Tenant.

                 IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to Lease to be signed upon the day and year first above written.

                 IN WITNESS WHEREOF, and intending to be legally bound hereby, the Landlord and Tenant have caused this Lease to be signed and sealed as of the day and year first above written.

Signed in the presence of:                LANDLORD:  HUNTERS SQUARE, INC.

                                          /s/ Carter P. Lewis
------------------------------            -------------------------------------
                                          Carter P. Lewis, Treasurer
------------------------------


                                           TENANT:  ALPHABET, INC.

                                          /s/ David L. Thomas
------------------------------            -------------------------------------
                                          David L. Thomas, President
------------------------------

STATE OF OHIO        ) SS:
COUNTY OF TRUMBULL   )

Personally appeared before me, the undersigned, a Notary Public in and for said County and State, Carter P. Lewis, known to me to be the Treasurer of Hunters Square, Inc., the corporation which executed the foregoing document, who acknowledged that he did sign the foregoing document for and on behalf of said corporation, being thereunto duly authorized by its Board of Directors; that the same is his free act and deed as such officer and the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Warren, Ohio, this 28th day of June, 1989.

                                               /s/ Deanne M. Moore
                                               --------------------------------
                                               Notary Public

                                               NOTARY SEAL

                                               DEANNE M. MOORE
                                               Notary Public State of Ohio
                                               My Commission Expires 3/27/1990





STATE OF OHIO           )   SS:
COUNTY OF TRUMBULL      )



Personally appeared before me, the undersigned a Notary Public in and for said County and State, David Thomas, known to me to be the President of Alphabet, Inc., the corporation which executed the foregoing document, who acknowledged that he did sign and seal the foregoing document for and on behalf of said corporation, being thereunto duly authorized by its Board of Directors; that the same is his free act and deed as such officer and the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Warren, Ohio, this 28th day of June, 1989

                                               /s/ Deanne M. Moore
                                               --------------------------------
                                               Notary Public

                                               NOTARY SEAL

                                               DEANNE M. MOORE
                                               Notary Public State of Ohio
                                               My Commission Expires 3/27/1990

                               AMENDMENT TO LEASE

                               ------------------

                 THIS AMENDMENT TO LEASE made and entered into this 11th day of January, 1995, by and between Hunters Square, Inc. (hereinafter called "Landlord"), and Alphabet, Inc. (hereinafter called "Tenant"),

                 WHEREAS, Landlord and Tenant entered into a Lease Agreement (the "Lease") dated July 6, 1988, in the building known as Hunters Square I, located at 8700 East Market Street, Warren, Ohio; and

                 WHEREAS, Landlord and Tenant are desirous of amending certain provisions set forth in the Lease and Amendments to Lease dated June 28, - 1989, November 20, 1990, January 26, 1993 and September 7, 1994.

                 NOW THEREFORE, for mutual valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                 1. Amendment dated September 7, 1994, is null and void. This amendment dealt with the expansion into the suite currently occupied by psychiatric professional Group.

                 2. Tenant agrees to lease all remaining space in the building as it becomes available at the following minimum rental rates:

        Suite #           Current Tenant              SF      Rate/SF/YR*
        -------           --------------              --      -----------
        3                    Jim Gray                 2080    $11.00
        6                    Automotive Events        1900     11.00
        10                   Psy Prof Group           3120     11.00

                 *Charges for Taxes, CAM and Insurance are additional per the original lease. The rate on these future expansions will be fixed at $11.00/SF minimum rent thru June 30, 2001 and not subject to the increase in 1998 as in
Article 5 below.

                 3. 2.2 (Article 3) Premises Square footage is increased to 11,560.

                 4. 2.3 (Article 4) Term is amended to provide for an extension of the term to June 30, 2001, together with two (2) five year options.

                 5. 2.4 (Article 5) Rent is amended to provide for a revised rental of One Hundred Seventeen Thousand-Six Hundred Twenty Four and 00/100 Dollars ($117,624.00) per lease year commencing February 1, 1995, - payable in advance monthly installments of Nine Thousand-Eight Hundred - Two and 00/100 Dollars ($9,802.00). Commencing July 1, 1998 thru June 30, 2001, monthly minimum rent shall increase to One Hundred Thirty Eight Thousand-Two Hundred Four and 00/100 ($138,204.00) per lease year payable in advance monthly installments of Eleven Thousand-Five Hundred Seventeen and 00/100 Dollars ($11,517.00).

                 6. 2.7 (Article 7) Tax Charge is amended to provide for a revised monthly Tax Charge of $867.00 subject to the terms of the original lease.

                 7. 2.8 (Article 16) CAM Charge is amended to provide for a revised monthly CAM charge of $877.00 subject to the terms of the original

                 8. 2.9 (Article 20.5) Insurance Charge is amended to provide for a revised monthly Insurance Charge of $145.00 subject to the terms of the original lease.

                 9. 2.10 Monthly Payment Total is $11,691.00.

                 10. The effective date of this Amendment is January 11, 1995.

                 Except as herein specifically modified, supplemented and amended, all the terms, covenants and conditions of the Lease shall remain in full force and effect and, together with the terms and conditions of this amendment to Lease, shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Landlord and the Tenant.

                 IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to Lease to be signed upon the day and year first above written.

                 IN WITNESS WHEREOF, and intending to be legally bound hereby, the Landlord and Tenant have caused this Lease to be signed and sealed as of the day and year first above written.

Signed in the presence of:                  LANDLORD: HUNTERS SQUARE,
                                            INC.

                                            /s/ Carter P. Lewis
Nancy A. Termine                            -----------------------------------
-----------------------------               Carter P. Lewis, Treasurer
Nancy A. Termine
-----------------------------               TENANT: ALPHABET, INC.

                                             /s/ David L. Thomas
-----------------------------                -----------------------------------
                                             By: David L. Thomas
-----------------------------                    President

STATE OF        )
COUNTY OF       )

Personally appeared before me, a Notary Public in and for said County and State, the above named Carter Lewis and David Thomas who acknowledged that they did sign the foregoing instrument and that the same is their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Trumbull County this 7th day of September 1994

                                              Nancy A.Myers
                                              ----------------------------
                                              Nancy A.Myers, Notary Public
                                              State of Ohio
                                              My Commission Expires 11-14-95



STATE OF        )
COUNTY OF       )

Personally appeared before me, the undersigned, a Notary Public in and for said County and State, __________________________________ and
_________________________________ known to me to be the ________ President and
___________________________ Secretary, respectively, of
_________________________________________ the corporation which executed the foregoing document, who acknowledged that they did sign and seal the foregoing document for and on behalf of said corporation, being thereunto duly authorized by its Board of Directors; that the same is their free act and deed as such officers and the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at ___________________________________________ this ___________date of ______________________ 19___


STATE OF        )
COUNTY OF       )

Personally appeared before me, a Notary Public in and for said County and State, the above named _____________________________ who acknowledged that ________
did sign the foregoing instrument and that the same is _______ free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at _____________________________ this _______ day of _____________ 19__.


                                              Nancy A.Myers
                                              ----------------------------
                                              Nancy A.Myers, Notary Public
                                              State of Ohio
                                              My Commission Expires 11-14-95

                               AMENDMENT TO LEASE
                               ------------------

                 THIS AMENDMENT TO LEASE made and entered into this 26th day of January, 1993, by and between HUNTERS SQUARE, INC. an Ohio Corporation hereinafter called "Landlord") and ALPHABET, INC. (hereinafter called "Tennant"),

                 WHEREAS, Landlord and Tenant entered into a Lease Agreement (the "Lease") dated July 6, 1988, for a suite in the office building known as Suite No. 1, located at 8700 East Market Street, Howland Township, Trumbull County, Ohio; and

                 WHEREAS, Landlord and Tenant are desirous of amending certain provisions set forth in the Lease and Amendments to Lease dated June 28, 1989, and November 20, 1990.

                 NOW THEREFORE, for mutual valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                 1. 2.2 (Article 3) Premises will remain the same. Tenant's suite has approximately 9,940 square feet of space.

                 2. 2.3 (Article 4) Term is amended to provide for a new five year term, commencing July 1, 1993 and ending June 30, 1998.

                 3: 2.4 (Article 5) Rent will remain the same. Ninety Nine Thousand-Three Hundred Ninety Six and 00/100 Dollars ($99,396.00) per lease year, payable in advance monthly installments of Eight Thousand Two Hundred Eighty Three and 00/100 Dollars ($8,283.00).

                 4. 2.7 (Article 7) Tax Charge is amended to provide for a revised monthly Tax Charge of $704.00.

                 5. 2.8 (Article 16) CAM Charge is amended to provide for a revised monthly CAM Charge of $737.00

                 6. 2.9 (Article 20.5) Insurance Charge is amended to provide for a revised monthly Insurance Charge of $124.00.

                 7. 2.10 (Monthly Payment Total) is Nine Thousand-Eight Hundred Forty Eight and 00/100 Month ($9,848.00).

                 8. The effective date of this Amendment is July 1, 1993.

                 Except as herein specifically modified, supplemented and amended, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and, together with the terms and conditions of this Amendment to Lease, shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Landlord and the Tenant.

                 IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to Lease to be signed upon the day and year first above written.

                 IN WITNESS WHEREOF, and intending to be legally bound hereby, the Landlord and Tenant have caused this Lease to be signed and sealed as of the day and year first above written!

Signed in the presence of:                 LANDLORD: HUNTERS SQUARE, INC.

/s/ William Hull                           /s/ Carter P. Lewis
-----------------------------------        ----------------------------------
William Hull                               Carter P. Lewis, Treasurer
-----------------------------------

                               AMENDMENT TO LEASE

         THIS AMENDMENT TO LEASE made and entered into this 28th day of June, 1989, by and between HUNTERS SQUARE, INC. an Ohio Corporation (hereina ter called "Landlord"), and ALPHABET, INC. (hereinafter called "Tennant").

         WHEREAS, Landlord and Tenant entered into a Lease Agreement (the "Lease") dated July 6, 1988, for a suite in the office building known as Suite No. 1 containing approximately 6,240 square feet in the building known as Hunters Square located at 8700 East Market Street, Howland Township, Trumbull County, Ohio; and

         WHEREAS, Landlord and Tenant are desirous of amending certain provisions set forth in the Lease.

         NOW, THEREFORE, for mutual valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. Article 2.2 is modified to increase the Floor Area of the Premises to 9,360 square feet.

         2. Article 2.4 is amended to provide for a revised rental of Ninety Three Thousand-Six Hundred and 00/100 Dollars (93,600.00) per lease year, payable in advance monthly installments of Seven Thousand Eight Hundred and 00/100 Dollars ($7,800.00).

         3. Article 2.7 is amended to provide for a revised monthly Tax Charge of $ 663.00.

         4. Article 2.8 is amended to provide for a revised monthly CAN Charge of $ 507.00.

         5. Article 2.9 is amended to provide for a revised monthly Insurance Charge of $ 78.00.

         6. Article 2.10 is amended to provide for a monthly payment total of items set forth in Articles 2.4, 2.7, 2.8 and 2.9 of $9,048.00. Commencing

         7. The effective date of this Amendment is July 1, 1989.

         Except as herein specifically modified, supplemented and amended, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and, together with the terms and conditions of this Amendment to Lease, shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Landlord and the Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to Lease to be signed upon the day and year first above written.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the Landlord and Tenant have caused this Lease to be signed and sealed as of the day and year first above written.

Signed in the presence of:                  LANDLORD: HUNTERS SQUARE,
                                            INC.

                                            /s/ Carter P. Lewis
/s/ William Hull                            -----------------------------------
-----------------------------               Carter P. Lewis, Treasurer
William Hull
-----------------------------               TENANT: ALPHABET, INC.

                                             /s/ David L. Thomas
-----------------------------                -----------------------------------
                                             By: David L. Thomas, President
-----------------------------

STATE OF OHIO           ) SS:
COUNTY OF TRUMBULL      )

Personally appeared before me, the undersigned, a Notary Public in and for said County and State, Carter P. Lewis, known to me to be the Treasurer of Hunters Square, Inc., the corporation which executed the foreqoing document, who acknowledged that he did sign the foregoing document for and on behalf of said corporation, being thereunto duly authorized by its Board of Directors; that the same is his free act and deed as such officer and the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Warren, Ohio, this 28th day of June, 1989.

                                         /s/ Jan I. Jocola
                                         ------------------------------
                                         Notary Public

                                         Jan I. Jocola Notary Public
                                             State of Ohio
                                         My Commission Expires March 14, 1991

STATE OF OHIO           ) SS:
COUNTY OF TRUMBULL      )

Personally appeared before me, the undersigned a Notary Public in and for said County and State, David Thomas, known to me to be the President of Alphabet, Inc., the corporation which executed the foregoing document, who acknowledged that he did sign and seal the foregoing document for and on behalf of said corporation, being thereunto duly authorized by its Board of Directors; that the same is his free act and deed as such officer and the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Warren, Ohio, this 28th day of June, 1989.

                                         /s/ Jan I. Jocola
                                         ------------------------------
                                         Notary Public

                                         Jan I. Jocola Notary Public
                                             State of Ohio
                                         My Commission Expires March 14, 1991